UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 18, 2010

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

(610) 594-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition

On February 18, 2010, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three and twelve-month periods ended December 31, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit #                   Description

99.1               West Pharmaceutical Services, Inc. Press Release, dated February 18, 2010.

EXHIBIT INDEX

Description

99.1           West Pharmaceutical Services, Inc. Press Release, dated February 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Vice President and Chief Financial Officer

February 18, 2010